                                                                    EXHIBIT 10.4

                            PACER INTERNATIONAL, INC.


                             1998 Stock Option Plan
                             ----------------------

1.          PURPOSE OF THE PLAN; DEFINITIONS

            (a)   Purposes.
                  --------

                  The purposes of the Pacer International, Inc., 1998 Stock Option Plan (the "Plan") are (i) to further the growth and success of Pacer
                  ----
International, Inc., a Delaware corporation (the "Company"), and its
                                                  -------
Subsidiaries (as hereinafter defined) by enabling employees and directors of and consultants to, the Company and its Subsidiaries to acquire shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, thereby
                                      ------------
increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the
                            ----
provisions of Section 422 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Internal Revenue Code"), or non-qualified
                                  ---------------------
stock options ("NSOs"). In this Plan, the terms "Parent" and "Subsidiary" mean
                ----                             ------       ----------
"Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Internal Revenue Code. Unless the context otherwise requires, any ISO or NSO is referred to in this Plan as an "Option."
 ------

            (b)   Definitions.
                  -----------

                  As used in the Plan, the following capitalized terms have the meanings set forth below:

                  "Affiliate" means, with respect to any Person, (i) a director
                   ---------
or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For the purpose of the above definition, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Board" has the meaning given to it in Section 2(a).
                   -----

                  "Internal Revenue Code" has the meaning given to it in
                   ---------------------
Section 1(a).

                  "Committee" has the meaning given to it in Section 2(a).
                   ---------

                  "Common Stock" has the meaning given to it in Section 1(a).
                   ------------

                  "Company" has the meaning given to it in Section 1(a).
                   -------

                  "Corporate Transaction" has the meaning given to it in Section
                   ---------------------
                   12(b).

                  "Disqualifying Disposition" has the meaning given to it in
                   -------------------------
                   Section 20.

                  "Effective Date" has the meaning given to it in Section 15.
                   --------------

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended and in effect from time to time.

                  "Exercise Notice" has the meaning given to it in Section
                   ---------------
                   11(b).

                  "Involuntary Termination" has the meaning given to it in
                   -----------------------
Section 10(a)(iv).

                  "ISOs" has the meaning given to it in Section 1(a).
                   ----

                  "NSOs" has the meaning given to it in Section 1(a).
                   ----

                  "Option" has the meaning given to it in Section 1(a).
                   ------

                  "Option Agreement" has the meaning given to it in Section
                   ----------------
                   5(b).

                   "Option Price" has the meaning given to it in Section 6(a).
                   ------------

                  "Option Shares" means, with respect to any Option, the shares
                   -------------
of capital stock of the Company subject to purchase pursuant to the exercise of such Option but which have not been purchased at the time in question, whether or not such shares constitute Vested Shares.

                  "Optioned Shares" has the meaning given to it in Section
                   ---------------
                   11(b)(ii).

                  "Optionee" has the meaning given to it in Section 5(a).
                   --------

                  "Parent" has the meaning given to it in Section 1(a).
                   ------

                  "Person" shall be construed broadly and shall include an
                   ------
individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Plan" has the meaning given to it in Section 1(a).
                   ----

                  "Rule 16b-3" has the meaning given to it in Section 2(a).
                   ----------

                  "SEC" has the meaning given to it in Section 2(a).
                   ---

                  "Securities Act" means the Securities Act of 1933, as amended
                   --------------
and in effect from time to time.

                  "Subsidiary" has the meaning given to it in Section 1(a).
                   ----------

                  "Termination Date" means the tenth anniversary of the
                   ----------------
Effective Date or such other date on which the Plan shall expire or terminate pursuant to Section 16.

                  "Termination for Cause" has the meaning given to it in Section
                   ---------------------
                   9(iii).

                  "Termination of Relationship" means, if the Optionee is an
                   ---------------------------
employee of or consultant to the Company or any Subsidiary, the termination of the Optionee's employment (in the case of an Optionee who is an employee) or consulting relationship (in the case of an Optionee who is a consultant) with the Company or its Subsidiaries for any reason.

                  "Vested Shares" means, with respect any Option, those Option
                   -------------
Shares which may at the time in question be purchased upon the exercise of such Option.

2.          ADMINISTRATION OF THE PLAN

            (a)   Stock Option Committee.
                  ----------------------

                  The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") appointed from time
                  -----                        ---------
to time by the Board, which Committee shall have the power and authority to grant Options under the Plan; provided, however, that, so long as it shall be
                              --------  -------
required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities
                                     ----------
and Exchange Commission (the "SEC") under the Exchange Act in order to permit
                              ---
officers and directors of the Company to be exempt from the provisions of
Section 15(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, such Committee shall consist of at least two directors and, at the effective date of his or her appointment to the Committee, each member of the Committee shall be a "Non-Employee Director" of the Company within the meaning of Rule 16b-3. The members of the Committee may be removed by the Board at any time either with or without cause. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section, be deemed to refer to the Board if the Board is administering the Plan.

            (b)   Procedures.
                  ----------

                  If the Plan is administered by a Committee, the Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum, and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

            (c)   Interpretation.
                  --------------

                  Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement and to resolve all questions arising under the Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3.          SHARES OF STOCK SUBJECT TO THE PLAN

            (a)   Number of Shares.
                  ----------------

                  Subject to the provisions of Section 12 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 650,000 shares. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options. The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

            (b)   Character of Shares.
                  -------------------

                  The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be authorized but unissued shares of Common Stock.

4.          ELIGIBILITY

            (a)   General.
                  -------

                  Options may be granted under the Plan only to persons who are employees or directors of, or consultants to, the Company or any of its Subsidiaries. Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants to or directors of the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors of, or independent consultants to, the Company or any of its Subsidiaries; provided, however, that
                                                        --------  -------
any such conditional grant of an ISO to a prospective employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee of the Company or any of its Subsidiaries.

            (b)   Exceptions.
                  ----------

                  Anything contained in Section 4(a) of the Plan to the contrary notwithstanding, no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 425(d) of the Internal Revenue Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b) of the Plan) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

5.          GRANT OF OPTIONS

            (a)   General.
                  -------

                  Options may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine:

                  (i) the persons (from among the class of persons eligible
             to receive Options under the Plan) to whom Options shall be granted (each, an "Optionee");
                        --------

                 (ii) the time or times at which Options shall be granted;

                (iii) the number of shares subject to each Option;

                 (iv) the Option Price of the shares subject to each Option, which price, in the case of ISOs, shall be not less than the minimum specified in Section 4(b) or Section 6(a) (as applicable); and

                  (v) the time or times when each Option shall become
             exercisable and the duration of the exercise period.

            (b)   Option Agreements.
                  -----------------

                  Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. Each Option shall specify the number of shares for which such Option shall be exercisable and the exercise price for each such share. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement") in substantially the form
                            ----------------
attached to the Plan as Exhibit A and otherwise containing such other terms and
                        ---------
conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

            (c)   No Evidence of Employment or Service.
                  ------------------------------------

                  Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

            (d)   Date of Grant.
                  -------------

                  The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided, however, that in
                                                   --------  -------
the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

6.          OPTION PRICE

            (a)   General.
                  -------

                  The price (the "Option Price") at which each share subject to
                                  ------------
an Option granted hereunder may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that in the case
                                             -----------------
of an ISO, such Option Price shall in no event be less than 100% (or 110% if Section 4(b) hereof is applicable) of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b) of the Plan) of such share of Common Stock.

            (b)   Determination of Fair Market Value.
                  ----------------------------------

                  Subject to the requirements of Section 422 of the Internal Revenue Code, for purposes of the Plan, the "Fair Market Value" of a share of
                                             -----------------
Common Stock shall be equal to:

                  (i) if the Common Stock is publicly traded, (x) the closing price, if any trades were made on the business day immediately preceding the date of determination and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of determination, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or (y) if the
                                                          ------
         Common Stock is then traded on a national securities exchange, the closing price, if any trades were made and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of determination, on the principal national securities exchange on which it is so traded; or

                  (ii) if there is no public trading market for such shares, the fair value of such share on the date of determination as determined by the Committee after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

                  Anything contained in the Plan to the contrary notwithstanding, all determinations pursuant to clause (ii) of Section 6(b) shall be made without regard to any restriction other than a restriction that, by its terms, will never lapse.

            (c)   Repricing of NSOs.
                  -----------------

                  Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the consent of the Optionee, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

7.          EXERCISABILITY OF OPTIONS

            Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however
                                                              --------  -------
that if the Company files a registration statement under the Securities Act for the initial public offering of its securities, no Option granted under the Plan shall be exercisable, and no shares of Common Stock acquired upon the exercise of any Option may be sold during the 180-day period immediately following the effective date of such registration statement. Subject to the proviso of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee may (i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

8.  REPRESENTATIONS OF OPTIONEE

                  In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee, by its acceptance and exercise of such Option, shall be deemed to represent and warrant, to the Company that the Option Shares being purchased are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities and other laws. No Option Shares shall be purchased upon the exercise of an Option unless and until the Company and the Optionee shall have complied with all applicable federal and state registration, listing and qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

9.  TERMINATION OF OPTIONS

                  Each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                  (i) (A) in the case of an ISO, the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4(b), the fifth anniversary of the date on which such ISO is granted and (B) in the case of a NSO, the tenth anniversary of the date on which such Option is granted;

                  (ii) the expiration of 90 days from the date that the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries (other than as a result of an Involuntary Termination (as hereinafter defined) or a Termination For Cause (as hereinafter defined)); provided, however,
                                                          --------  -------
         that if the Optionee shall die during such 90-day period, the time of termination of the unexercised portion of such Option shall be the expiration of 12 months from the date that such Optionee ceased to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries;

                 (iii) immediately if the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries, if (A) such termination is as a result of a termination for cause pursuant to or as defined in an employment or similar agreement between the Company and the Optionee or (B) in the event there is no employment or similar agreement between the Company and the Optionee that defines what constitutes a termination for cause for purposes of such agreement, such termination is determined by the Committee to be for cause or is otherwise attributable to a breach by the Optionee of an employment or other similar agreement with the Company or any Subsidiary (a "Termination For Cause");
                        ---------------------

                      (iv) the expiration of 12 months from the date that the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");
          -----------------------

                      (v) the expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide in the Option Agreement;

                      (vi) on the effective date of a Corporate Transaction (as defined in Section 12(b)) to which Section 12(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided,
                                                                   --------
         however, that an Optionee's right to exercise any Option outstanding
         -------
         prior to such effective date shall in all events be suspended during the period commencing 10 days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

                      (vii) the date on which an Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or by laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

10.  LIMITATIONS ON ISOs; NOTICE TO OPTIONEES GRANTED ISOs

                      In accordance with Section 422(d) of the Internal Revenue Code, the aggregate Fair Market Value determined on the applicable date of grant of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its subsidiaries) cannot exceed $100,000, and thus any options granted to acquire such stock with an aggregate Fair Market Value determined on the applicable date of grant in excess of $100,000 shall be treated as NSOs. Under certain circumstances, the exercise of an ISO may disqualify the holder from recovering the favorable tax benefits ISOs offer. For example, ISO tax treatment is currently not available if (i) an ISO is exercised within one year of its date of grant or (ii) if the shares issuable upon exercise of an ISO are sold within two years of the grant date of such ISO. Therefore, the Company recommends that each Optionee holding an ISO consult with a competent tax advisor before taking any action with respect to his ISOs.

11.  PROCEDURE FOR EXERCISE

             (a)  Payment.
                  -------

                  Payment for shares shall accompany each notice of exercise, and shall be made in full at the time of delivery to the Company of the Exercise Notice therefor in cash or by personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised.

             (b)  Exercise Notice.
                  ---------------

                  An Optionee (or other person, as provided in Section 13(b)) may exercise an Option (for Vested Shares represented thereby) granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Exercise Notice") to the Secretary of the Company. The Exercise
             ---------------
Notice shall state:

                  (i)   that the Optionee elects to exercise the Option;

                  (ii) the number of Vested Shares with respect to which the Option is being exercised (the "Optioned Shares");
                                     ---------------

                  (iii) any representations of the Optionee required by the Plan or Option Agreement;

                  (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

                  (v)   a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Internal Revenue Code; and

                  (vi) such further provisions consistent with the Plan as the Committee may from time to time require.

                  The exercise date of an Option shall be the date on which the Company receives the Exercise Notice from the Optionee.

             (c)  Issuance of Certificates.
                  ------------------------

                  The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 13(b) of the Plan) for the Optioned Shares as soon as practicable after receipt of the Exercise Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 13(b) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 11(c).

             (d)  Optionee's Employment.
                  ---------------------

                  Nothing in this Plan or in any Option Agreement or Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Affiliates or in any way interfere with or limit or restrict the right of the Company or its Affiliates, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

12.  ADJUSTMENTS

             (a)  Changes in Capital Structure.
                  ----------------------------

                  Subject to Section 12(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 12(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 425 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

             (b)  Corporate Transactions.
                  ----------------------

                  The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation (unless such merger or consolidation is with a subsidiary of the Company or another corporation, a majority of whose outstanding capital stock is owned by the same persons or entities who own a majority of the Company's outstanding capital stock at such time), or a sale of all or substantially all of the assets of the Company to another person or entity (a "Corporate Transaction"):
                                        ---------------------

                  (i) each holder of an Option outstanding at such time
         shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; provided, however, that upon the occurrence of a
                                --------  -------
         Corporate Transaction, all Options granted under the Plan and not so exercised shall automatically terminate; and

              (ii) notwithstanding anything contained in the Plan to the contrary, Section 12(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, however, that in the case of
                                         --------  -------
         ISOs, the Board shall, to the extent not inconsistent with the best interests of the Company and its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of Section 425(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

         (c)  Special Rules.
              -------------

              The following rules shall apply in connection with Sections 12(a) and (b) above:

              (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 12(a) or (b) shall be eliminated without consideration from the respective Options;

              (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

              (iii) any adjustments referred to in Section 12(a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.

13.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES

              (a)   Compliance With Securities Laws.
                    -------------------------------

                    No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and the Optionee shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

              The Company in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

         (b)  Nonassignability of Option Rights.
              ---------------------------------

              No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, during the period specified in clause (ii) or (iv) of Section 9 (as the case may be), by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death. The Option shall not be subject to execution, attachment or similar process. Any attempted transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

14.  EFFECTIVE DATE OF PLAN

              This Plan shall become effective on the later of (i) the date
(the "Effective Date") of its adoption by the Board and (ii) the completion of
      --------- ----
the Company's initial public offering of shares of its Common Stock; provided,
                                                                     --------
however, that no Option shall be exercisable by an Optionee unless and until the
-------
Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Certificate of Incorporation and By-laws, which approval shall be obtained by a simple majority of the votes that may be cast by the stockholders, voting either in person or by proxy, at a duly held stockholders' meeting, or by written consent in lieu of meeting, within 12 months before or after the adoption of the Plan by the Board.

15.  TERMINATION OF THE PLAN

                  No Options may be granted after (i) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Company and
(ii) the date as of which the Committee, in its sole discretion, determines that the Plan shall terminate. Any Option outstanding as of the Termination Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

16.  AMENDMENT OF PLAN

                  The Committee may, at any time prior to the Termination Date and with the consent of the Board, modify and amend the Plan in any respect; provided, however, that the approval of the holders of a majority of the votes
--------  -------
that may be cast by all of the holders of shares of capital stock of the Company, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the Exchange Act or with Section 422 of the Internal Revenue Code or the regulations promulgated by the Treasury Department thereunder.

17.  CAPTIONS

                  The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

18.  DISQUALIFYING DISPOSITIONS

                  If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares
             ------------- -----------
shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

19.  WITHHOLDING TAXES

                  Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future federal, state and local withholding tax and employment tax requirements relating thereto in the event that such remittance is required to allow the Company to receive a deduction in connection with the delivery of such Common Stock or to the extent the Company is unable to satisfy its withholding obligations out of other amounts due from the Company to the Optionee. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable federal, state and local withholding taxes and employment taxes.

20.  OTHER PROVISIONS

                  Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions that are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code and the regulations thereunder and shall not include any terms or conditions that are inconsistent therewith.

21.  NOTICES

                  All notices, claims, certificates, requests, demands and other communications to be given in connection with this Plan or any Option Agreement shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                           if to the Company, to it:

                                    Pacer International, Inc.
                                    3746 Mt. Diablo Boulevard, Suite 110
                                    Lafayette, California  94549
                                    Attention:  Chairman of the Board
                                    Telecopier:  (925) 283-1938
                                    Telephone:  (925) 284-7145

                           with copy to:

                                    O'Sullivan Graev & Karabell, LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112
                                    Attention: Michael F. Killea, Esq.
                                    Telecopier: (212) 408-2420
                                    Telephone:  (212) 408-2400;

                           if to an Optionee, to him at his address last appearing in the records of the Company;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

22.  MODIFICATION; WAIVER.

                  The rights of the Optionee are subject to modification and termination in certain events as provided in this Plan. Any waiver by the Company of a breach of any provision of the Plan or any Option Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

23.  NUMBER AND GENDER

                  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

24.  GOVERNING LAW

                  All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.


As adopted by the Board of Directors
of Pacer International, Inc., as of June 20, 1998.

                                                                      EXHIBIT A
                                                                      ---------


                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Agreement") is entered into as of the
                                           ---------
date set forth below between PACER INTERNATIONAL, INC. (the "Company"), and the
                                                             -------
undersigned optionee (the "Optionee") pursuant to the Company's 1998 Stock
                           --------
Option Plan (as the same may be amended and supplemented, the "Plan").
                                                               ----
Accordingly, the parties hereto hereby agree as follows:

         1. Incorporation of the Plan. This Agreement is subject to the
            -------------------------
provisions of the Plan, which are hereby incorporated in their entirety into this Agreement. A copy of the Plan is attached to this Agreement, and by accepting and, if applicable, exercising any portion of the Option, the Optionee hereby agrees to and accepts the provisions of the Plan. Among other things, the Plan is subject to amendment by the Company, and this Agreement will be subject to such amendments as and when made. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan will control. Capitalized terms used and not defined in this Agreement have the meanings given to them in the Plan.

         2. Option Grant. The Optionee is hereby granted an Option to purchase
            ------------
up to _____ Option Shares at the Option Price of $______ per share. [To the maximum extent permitted under the applicable provisions of the Internal Revenue Code, and the rules and regulations promulgated thereunder, the] [The] Option is [not] intended to qualify for federal income tax purposes as an incentive stock option within the meaning of Section 422 of the Code[, with any remaining potion of the Option that does not so qualify being a nonqualified stock option]. The Option Term shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless sooner terminated as provided in the Plan.

         3. Vesting Terms.  [To be supplied].
            -------------

         IN WITNESS WHEREOF, this Agreement has been executed as of __________ ___, 199_.


PACER INTERNATIONAL, INC.              OPTIONEE:


By:
     ---------------------------       ---------------------------------
     Title:                            Print name: